SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: February 24, 2004



                                   XSUNX, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                   000-29621                   84-1384159
     --------                   ---------                   ----------
    (State or other             (Commission               (IRS Employer
    jurisdiction of             File Number)            Identification No.)
     incorporation)


                  65 Enterprise, Aliso Viejo, CA              92656
        -----------------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (949) 330-8060

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        None


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        None


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        None


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        Effective February 24, 2004 the Company has engaged Mountain Share Transfer, 1625 Abilene Drive, Broomfield, CO 80020, (303) 460-1149, as their transfer agent.

        The prior transfer agent was Executive Registrar of Englewood, Colorado, which was terminated effective February 23, 2004.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        None

ITEM 7. FINANCIAL STATEMENTS & EXHIBITS

Financial Statements - None.

Exhibits - None.


ITEM 8. CHANGE IN FISCAL YEAR

        None


ITEM 9. REGULATION FD DISCLOSURE

        None


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVI-SION OF THE CODE OF ETHICS

        None.


ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

        None.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

        None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 24, 2004



                                            XSUNX, INC.



                                            By: /s/ Tom Djokovich
                                               --------------------------------
                                                Tom Djokovich, CEO/President